UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) December 14, 2022

Sipup Corporation

(Exact name of registrant as specified in its charter)

Nevada

(State or other jurisdiction of incorporation)

333-185408	99-0382107
(Commission File Number)	(IRS Employer Identification No.)

Mitzpe 2 Shoham, Israel, 6082102

(Address of Principal Executive Offices) (Zip Code)

Registrant’s telephone number, including area code: 1-305-999-5232

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
N/A	N/A	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 4.01 Changes in Registrant’s Certifying Accountant

On December 14, 2022, the Board of Directors (the “Board”) of Sipup Corporation (the “Company”) dismissed Halperin Ilanit, CPA, certified public accountants, (“IH”), as the Company’s independent registered public accounting firm. On December 14, 2022, the Board appointed Weinstein International CPA (“Weinstein”), to audit the consolidated financial statements of the Company and its subsidiaries for the fiscal years ended November 30, 2021 and 2022.

Neither of Halperin’s reports on the Company’s financial statements for each of the last two fiscal years ended November 30, 2020 and 2019 contained an adverse opinion or a disclaimer of opinion, or was qualified or modified as to uncertainty, audit scope, or accounting principles, except that Halperin’s report for the Company’s financial statements for the fiscal years ended November 30, 2019 and 2020 contained an explanatory paragraph in respect to uncertainty as to the Company’s ability to continue as a going concern. During the fiscal years ended November 30, 2019 and 2020, and through December 14, 2022, there were no (i) disagreements (as defined in Item 304(a)(1)(iv) of Regulation S-K) between the Company and IH on any matter of accounting principle or practice, financial statement disclosure, or auditing scope or procedure which, if not resolved to IH’s satisfaction, would have caused it to make reference to the matter in conjunction with its report on the Company’s consolidated financial statements for the relevant year, or (ii) reportable events as defined in Item 304(a)(1)(v) of Regulation S-K.

The Company provided IH with a copy of the disclosures it is making in this Form 8-K and requested that IH furnish a letter addressed to the Securities and Exchange Commission stating whether or not it agrees with the statements made herein. A copy of IH’s letter, dated March 24, 2023, is filed as Exhibit 16.1 to this Form 8-K.

During the fiscal years ended November 30, 2019 and 2020, and through December 14, 2023, neither the Company, nor anyone on behalf of the Company, consulted with Weinstein with respect to either (i) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the consolidated financial statements of the Company and its subsidiaries, and no written report or oral advice was provided by Weinstein to the Company that Weinstein concluded was an important factor considered by the Company in reaching a decision as to the accounting, auditing or financial reporting issue or (ii) any matter that was the subject of either a disagreement (as defined in Item 304(a)(1)(iv) of Regulation S-K) or a reportable event (as described in Item 304(a)(1)(v) of Regulation S-K).

Item 9.01 Financial Statements and Exhibits

(d)	Exhibits

16.1 Letter from Ilanit Halperin, certified public accountants, dated March 24, 2023.
104 Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

SIPUP CORPORATION, INC.

	By:	/s/ Baruch Yadid
Baruch Yadid
Date: March 24, 2023		Interim Chief Executive Officer (Principal Executive Officer)

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